Business Combinations	12 Months Ended
Dec. 31, 2021
Disclosure of business combinations [text block] [Abstract]
BUSINESS COMBINATIONS

Note 5: - BUSINESS COMBINATIONS

a.	Acquisition of an FDA-Licensed Plasma Collection Center

On March 1, 2021 the Company entered into an Assets Purchase Agreement with the privately-held B&PR of Beaumont, TX, USA, for the acquisition of a plasma collection facility as well as certain related rights and assets . The plasma collection facility primarily specializes in the collection of hyper-immune plasma used for the Anti-D immunoglobulin, which is manufactured by the Company and distributed in international markets. The acquisition, for a total consideration of $1,614 thousand was consummated through Kamada Plasma LLC a , which will operate the Group’s plasma collection activity in the U.S.

The Company accounted for the acquisition as a business combination.

The following table details the acquisition consideration:

USD in thousands

Cash paid	$1,404
Payables for acquisition(a)	210

Total acquisition cost	1,614

(a)	The acquisition consideration totaled $1,654 thousands, of which an amount of $1,404 thousands was paid at closing, and the balance of $250 thousands will be paid on March 31, 2022. The fair value of such deferred consideration was estimated at $210 as of the date of acquisition.

In connection with the acquisition, the Company incurred cost of $140 thousand which included legal and other consulting fees. These costs were recorded in general and administrative expenses in the statement of profit and loss during 2020 and the first quarter of 2021.

The fair value of the identifiable assets and liabilities on the acquisition date:

USD in thousands

Inventories	184
Property, plant and equipment	82
Intangible assets (a)	962
1,228

Other current liability	(30)

Net identifiable assets	1,198
Goodwill arising on acquisition (b)	416

Total acquisition cost	1,614

(a)	The Intangible assets represents the FDA License of the plasma collection facility at fair value (Level 3) at the acquisition date, based on Greenfield Method. Under such method, the subject intangible asset is valued using a hypothetical cashflow scenario of developing an operating business in an entity that at inception only holds the subject intangible asset. In measuring the FDA License of the plasma collection facility the Company used an appropriate discount rate of 19%.

(b)	The goodwill arising as part of the acquisition is attributed to the expected benefits from the synergies of the combination of the Company’s activities and those of the acquired plasma collection facility. The goodwill recognized is not expected to be deductible for income tax purposes.

b.	Acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products

On November 22, 2021 (the “Acquisition Date”), the Company entered into the Saol APA for the acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products. The acquisition of this portfolio furthers our core objective to become a fully integrated specialty plasma company with strong commercial capabilities in the U.S. market, as well as to expand to new markets, mainly in the Middle East/North Africa region, and to broaden our portfolio offering in existing markets. The four acquired products include:

●	CYTOGAM (Cytomegalovirus Immune Globulin Intravenous [Human]) (CMV-IGIV) product indicated for the prophylaxis of cytomegalovirus disease associated with the transplantation of the kidney, lung, liver, pancreas, and heart. The product is the sole FDA approved IgG product for this indication.

●	WINRHO SDF is a Rho(D) Immune Globulin Intravenous (Human) product indicated for use in clinical situations requiring an increase in platelet count to prevent excessive hemorrhage in the treatment of non-splenectomies, for Rho(D)-positive children with chronic or acute immune thrombocytopenia (ITP), adults with chronic ITP, and children and adults with ITP secondary to HIV infection. WinRho SDF is also used for suppression of Rhesus (Rh) Isoimmunization during pregnancy and other obstetric conditions in non-sensitized, Rho(D)-negative women. The product is FDA approved.

●	HEPAGAM B is a hepatitis B Immune Globulin (Human) (HBIg) product indicated to both prevent hepatitis B virus (HBV) recurrence following liver transplantation in hepatitis B surface antigen positive (HBsAg- positive) patients and provide post-exposure prophylaxis. The product is FDA approved.

●	VARIZIG [Varicella Zoster Immune Globulin (Human)] is a product that contains antibodies specific for the Varicella zoster virus, and it is indicated for post-exposure prophylaxis of varicella (chickenpox) in high-risk patient groups, including immunocompromised children, newborns, and pregnant women. VARIZIG is intended to reduce the severity of chickenpox infections in these patients. The U.S. Centers for Disease Control (CDC) recommends VARIZIG for postexposure prophylaxis of varicella for persons at high-risk for severe disease who lack evidence of immunity to varicella. The product is the sole FDA approved IgG product for this indication.

The Company accounted for the acquisition as a business combination

For the period commencing on the Acquisition Date and ending on December 31, 2021 the acquired portfolio contributed $5,381 thousand and $251 thousand to the Company’s consolidated revenues and Net income, respectively. If the acquisition had occurred on January 1, 2021, management estimates that consolidated revenue would have been $140,000 thousand and consolidated Net Income for the year would have been $4,000 thousand. In determining these amounts, management has assumed that the fair value adjustments, determined as of the acquisition date, that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2021.

The following table details the total acquisition consideration:

USD in thousands

Cash paid at closing	$95,000
Contingent consideration liability (a)	21,705
Deferred consideration (b)	13,788
Settlement of preexisting relationship (c)	(3,786)

Total acquisition cost	126,707

(a)

Pursuant to the Saol APA, and in addition to the cash paid at closing, the Company agreed to pay up to $50,000 thousand of contingent consideration subject the achievement of sales thresholds for the period commencing on the Acquisition Date and ending on December 31,2034. The Company may be entitled for up to $3,000 thousands credit deductible from the contingent consideration payments due for the years 2023 through 2027, subject to certain conditions as defined in the agreement between the parties. The contingent consideration totaled $21,705 thousands, which represents its fair value (Level 3) at the acquisition date, based on an Option Pricing Method (OPM), “Monte Carlo Simulation” model.

In measuring the contingent consideration liability, the Company used an appropriate risk- adjusted discount rate of 10.6 % and volatility of 13.6%.

At December 31, 2021 the fair value of the contingent consideration total $21,995 thousand. The increase in the amount of $290 reflects the changes in the value of the liability since the date of acquisition and was recognized as financing expenses in the statement of profit and loss.

In measuring the contingent consideration liability, the Company used an appropriate risk- adjusted discount rate of 10.5 % and volatility of 10.6%.

Refer to Note 15.

(b)	Pursuant to the Saol APA, the Company acquired inventory valued at $14,199 thousand and agreed to pay it in ten quarterly installments of $1,500 thousand, each or the remaining balance at the final installment. Such deferred inventory consideration totaled $13,788 thousand which represents the Fair value (Level 2) at the acquisition date. The interest rate used to calculate such fair value was based on the Company’s cost of debt which was estimated based on the long-term bank loan obtained to partially fund the acquisition. Refer to note 15.

(c)	In December 2019, the Company entered into a binding term-sheet for a 12-year contract manufacturing agreement with Saol to manufacture CYTOGAM. Through the acquisition date, the Company received a total of $3,786 thousand from Saol to partially fund the technology transfer activities required under such engagement. Such engagement was automatically terminated on the acquisition date, an such funds, previously accounted for as deferred revenues, were offset from the acquisition consideration as settlement of preexisting relationship.

The following tables details the preliminary fair value of the identifiable assets and liabilities on the acquisition date:

Fair value USD in thousands

Inventory(a)	22,849
Intangible assets(b)	121,174
Assumed liability(c)	(47,213)
Net identifiable assets	98,810

Goodwill arising on acquisition(d)	29,897

Total acquisition cost	126,707

(a)	Inventory was valued at cost which represent its fair value.

(b)	The following table details the intangible assets identified

Fair value USD in thousands

Customer Relations (1)	33,514
Intellectual property (2)	79,141
Assumed contract manufacturing agreement (3)	8,519
Total Intangible assets	121,174

(1)	Customer Relations represents its fair value (Level 3) at the acquisition date, based on an Multi Period Excess Earnings Method (“MPEEM”). In measuring the Customer Relations the Company used an appropriate risk-adjusted discount rate of 11 % and churn rate of 5%.

(2)	Intellectual property represents its fair value (Level 3) at the acquisition date, based on a Relief from Royalties (“RFRM”) Method. In measuring the Intellectual property, the Company used an appropriate risk-adjusted discount rate of 11 % and Royalties rate of 15.2%.

(3)	Assumed contact manufacturing agreement represents its fair value (Level 3) at the acquisition date, based on With and Without method. Under the With and Without method the value of an intangible asset is calculated by comparing the cash-flow in situation where the valued asset is part of the business versus the cash-flow in situation where the asset is not part of the business. The Company used an appropriate risk-adjusted discount rate of 11%.

(c)	Pursuant to the Saol APA, the Company assumed certain of Saol’s liabilities for the future payment of royalties (some of which are perpetual) and milestone payments to third party subject to the achievement of corresponding CYTOGAM related net sales thresholds and milestones. The fair value of such assumed liabilities at the acquisition date was estimated at $47,213 thousand, which was calculated based on the Option Pricing Method (OPM), Monte Carlo Simulation, and discounted cash flow using a discount rate in the range of 2.25 % and 11 % and the volatility of 10.8-14.2%.

Such assumed liabilities includes:

●	Royalties:10 % of the annual global net sales of CYTOGAM up to $ 25,000 thousand and 5 % of net sales that are greater than $ 25,000 thousand, in perpetuity; 2 % of the annual global net sales of CYTOGAM in perpetuity; and, 8 % of the annual global net sales of CYTOGAM for period of six years following the completion of the technology transfer of the manufacturing of CYTOGAM to the Company, subject to a maximum aggregate of $ 5,000 thousand per year and for total amount of $30,000 thousand throughout the entire six years period.

●	Sales milestones: $1,500 thousand in the event that the annual net sales of CYTOGAM in the United States market exceeds $18,766 thousand during the twelve months period ending June 30, 2022; and, $1,500 thousand in the event that the annual net sales of CYTOGAM in the United States market exceeds $18,390 thousand during the twelve months period ending June 30, 2023.

●	Milestone: $8,500 thousand upon the receipt of FDA approval for the manufacturing of CYTOGAM at Company’s manufacturing facility.

(d)	The goodwill arising on acquisition is attributed to the expected benefits from the synergies of the combination of the activities of the Company and the acquired business. The goodwill recognized is not expected to be deductible for income tax purposes.

The Company recognized the fair value of the assets acquired and liabilities assumed in the business combination according to a provisional measurement. The purchase consideration and the fair value of the acquired assets and liabilities may be adjusted within 12 months from the acquisition date. At the date of final measurement, adjustments are generally made by restating comparative information previously determined provisionally.

The Company incurred acquisition – related cost of $1,094 thousand related mainly to legal and other consulting fees. These costs were recorded in general and administrative expenses in the statement of profit and loss during 2021.